UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2015

ADEPTUS HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36520	46-5037387
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2941 Lake Vista Drive
Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

(972) 899-6666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On April 21, 2015, Adeptus Health Inc. announced the formation of a partnership with University of Colorado Health to enhance access to emergency medical care in Colorado.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPTUS HEALTH INC.
(Registrant)

April 21, 2015	By:	/s/ Timothy L. Fielding
		Name:	Timothy L. Fielding
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 21, 2015.